THE TARGET PORTFOLIO TRUST

Target International Equity Portfolio

Supplement dated June 13, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information dated September 28, 2016

Proposed Reorganization

The Board of Trustees of The Target Portfolio Trust, on behalf of the Target International Equity Portfolio (“Target Fund”) and the Board of Directors of Prudential World Fund, Inc., on behalf of the Prudential Jennison International Opportunities Fund (“International Opportunities Fund” and, together with the Target Fund, the “Funds”) recently approved the reorganization of Target Fund into International Opportunities Fund.

Pursuant to this proposal, the assets and liabilities of Target Fund would be exchanged for shares of International Opportunities Fund. The International Opportunities Fund shares to be received by Target Fund shareholders in the reorganization would be equal in value and of the same class and each share class would be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Target Fund shares held by such shareholders immediately prior to the reorganization.

As part of the reorganization, the Board of International Opportunities Fund also approved the creation and issuance of Class R shares of the Fund in order to accommodate Class R shareholders of Target Fund who would become shareholders of International Opportunities Fund.

Under the terms of this proposal, Target Fund shareholders would become shareholders of International Opportunities Fund. No sales charges would be imposed in connection with the proposed transaction. Target Fund and International Opportunities Fund anticipate obtaining an opinion of counsel to the effect that the reorganization transaction will not result in the recognition of gain or loss for federal income tax purposes by either Fund or its shareholders.

The reorganization is subject to approval by the shareholders of Target Fund. It is anticipated that a proxy statement/prospectus relating to the reorganization transaction will be mailed to the shareholders during the third quarter of 2017 and that the special meeting of Target Fund shareholders will be held during the fourth quarter of 2017. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the fourth quarter of 2017 or as soon as reasonably practicable once shareholder approval is obtained.

If Target Fund shareholders approve the reorganization, the Target Fund is expected to distribute its realized capital gains to its shareholders prior to the closing date. Target Fund shareholders who do not hold their shares in a tax-advantaged account are expected to receive a taxable capital gain distribution. In addition, it is currently anticipated that a substantial portion of the Target Fund’s portfolio securities will be sold prior to the closing of the Reorganization, and the Target Fund is expected to realize capital gain or loss in connection with those sales. If all of the Target Fund’s portfolio securities had been sold as of May 23, 2017, the Target Fund would have realized capital gains of approximately $1.76 per share (for a $50 million dividend), approximately 13% of the net asset value of the Fund. If the Target Fund realizes capital gains, those gains also will be distributed to Target Fund shareholders prior to the closing date.

This document is not an offer to sell shares of the International Opportunities Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the International Opportunities Fund.

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